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                                                                 EXHIBIT 99.01

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                    MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1994-5

     Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, NA., as Seller and Servicer ("First USA"), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of July 15, 1999, and with respect to the performance of the Trust during the month of June, 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)  Information Regarding Distributions to
         the Class A Certificateholders, per
         $1,000 original certificate principal amount.

         (1)  The total amount of the distribution to
              Class A Certificateholders, per $1,000
              original certificate principal amount               $87.3036479

         (2)  The amount of the distribution set
              forth in paragraph 1 above in respect
              of interest on the Class A Certificates,
              per $1,000 original certificate
              principal amount                                    $ 3.9703125
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         (3)  The amount of the distribution set
              forth in paragraph 1 above in respect
              of principal of the Class A Certificates,
              per $1,000 original certificate principal
              amount                                              $83.3333354

     B)  Class A Investor Charge Offs and
         Reimbursement of Charge Offs

         (1)  The amount of Class A Investor
              Charge Offs                                         $ 0.0000000

         (2)  The amount of Class A Investor Charge Offs
              set forth in paragraph 1 above, per $1,000
              original certificate principal amount               $ 0.0000000

         (3)  The total amount reimbursed in respect of
              Class A Investor Charge Offs                        $ 0.0000000

         (4)  The amount set forth in paragraph 3 above,
              per $1,000 original certificate principal amount    $ 0.0000000

         (5)  The amount, if any, by which the outstanding
              principal balance of the Class A Certificates
              exceeds the Class A Invested Amount after giving
              effect to all transactions on such Distribution
              Date                                                $ 0.0000000

     C)  Information Regarding Distributions to the Class B
         Certificateholders, per $1,000 original certificate principal amount.

         (1)  The total amount of the distribution to Class B
              Certificatedholders, per $1,000 original
              certificate principal amount                        $ 4.5062500

         (2)  The amount of the distribution set forth in
              paragraph 1 above in respect of interest on the
              Class B Certificates, per $1,000 original
              cerificate principal amount                         $ 4.5062500
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         (3)  The amount of the distribution set forth in
              paragraph 1 above in respect of principal on
              the Class B Certificates, per $1,000 original
              cerificate principal amount                         $ 0.0000000

     D)  Class B Investor Charge Offs and Reimbursement of
         Charge Offs

         (1)  The amount of Class B Investor Charge Offs          $ 0.0000000

         (2)   The amount of Class B Investor Charge Offs
               set forth in paragraph 1 above, per $1,000
               original certificate principal amount              $ 0.0000000

         (3)   The total amount reimbursed in respect of
               Class B Investor Charge Offs                       $ 0.0000000

         (4)   The amount set forth in paragraph 3 above,
               per $1,000 original certificate principal
               amount                                             $ 0.0000000

         (5)   The amount, if any, by which the outstanding
               principal balance of the Class B Certificates
               exceeds the Class B Invested Amount after
               giving effect to all transactions on such
               Distribution Date                                  $ 0.0000000


                                             First USA Bank NA,
                                             as Servicer

                                             By   /s/ Tracie H. Klein
                                                ______________________________
                                                      Tracie H. Klein
                                                    First Vice President